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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                           -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                JUNE 25, 1999

                                Date of Report
                      (Date of earliest event reported)



                         HUMAN GENOME SCIENCES, INC.
                         ---------------------------

              (Exact Name of Registrant as Specified in Charter)



         DELAWARE                  0-022962                 22-3178468
         --------                  --------                 ----------
     (State or Other         (Commission File Number)      (IRS Employer
     Jurisdiction of                                     Identification No.)
      Incorporation)





              9410 KEY WEST AVENUE, ROCKVILLE, MARYLAND 20850-3338
              ----------------------------------------------------
              (Address of Principal Executive Offices)   (ZIP Code)




      Registrant's telephone number, including area code: (301) 309-8504



          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On June 25, 1999, Human Genome Sciences, Inc. (the "Company") completed the sale of its private offering of $100,000,000 aggregate principal amount of 5-1/2% Convertible Subordinated Notes due 2006 (the "Notes"). The Company will pay interest on the Notes on July 1 and January 1 of each year, commencing on January 1, 2000. The Notes will mature on July 1, 2006.

         The Notes are convertible at any time prior to maturity into shares of the Company's common stock, par value $0.01 per share, at a conversion price of $52.20 per share, which is equivalent to a conversion rate of
19.1571 shares per $1,000 principal amount of Notes and is subject to adjustment under the terms of the Notes. The Notes are subordinated to all of the Company's existing and future senior indebtedness.

         The Company may redeem the Notes on or after July 6, 2002. Holders may require the Company to repurchase the Notes upon a Change in Control, except that this repurchase right does not apply to transactions in which at least 90% of the consideration consists of common stock and in certain other circumstances under the terms of the Notes.

         The Company has agreed to file a shelf registration statement pursuant to a Registration Rights Agreement dated as of June 25, 1999. In the event the Company fails to comply with its obligations under the Registration Rights Agreement, it will pay additional interest on the Notes.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

            4.1 Indenture dated as of June 25, 1999 between Human Genome Sciences, Inc. and The Bank of New York, as trustee, including the form of 5-1/2% Convertible Subordinated Notes due 2006 included in Article II thereof.

            4.2 Registration Rights Agreement dated as of June 25, 1999 between Human Genome Sciences, Inc. and the Initial Purchaser.




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HUMAN GENOME SCIENCES, INC.



Date:  June 28, 1999                    By:  /s/ Steven C. Mayer
                                             -------------------------------
                                             Steven C. Mayer
                                             Senior Vice President and Chief
                                              Financial Officer




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
                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
   4.1            Indenture dated as of June 25, 1999 between Human
                  Genome Sciences, Inc. and The Bank of New York, as
                  trustee, including the form of 5-1/2% Convertible
                  Subordinated Notes due 2006 included in Article II
                  thereof.

   4.2            Registration Rights Agreement dated as of June 25,
                  1999 between Human Genome Sciences, Inc. and the
                  Initial Purchaser.